POWER OF ATTORNEY I hereby constitute and appoint Blaine T. Doerrfeld and Christian G. Jefferson each as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign on my behalf any and all documents to be filed as part of or in connection with or in any way related to the registration statements for the registered index-linked annuity contracts, listed below, filed by Athene Annuity and Life Company (“AAIA”) or Athene Annuity & Life Assurance Company of New York (“AANY”), as applicable, with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, including any amendments thereto and all exhibits thereto and other documents and instruments in connection therewith, and to file the same with the SEC as may be necessary or appropriate, and granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney. Contract SEC File Number AAIA Amplify 1.0 File No. 333-264102 AAIA Amplify 2.0 File No. 333-270463 AAIA Amplify 2.0 NF File No. 333-270465 AANY Amplify 2.0 NF File No. 333-284582 AAIA Amplify 3.0 File No. 333-______ AANY Amplify 3.0 File No. 333- Signature: /s/ Sean Brennan Name: Sean Brennan Title: Co-President, Chief Commercial Officer, and Director Date: November 12, 2025

POWER OF ATTORNEY I hereby constitute and appoint Blaine T. Doerrfeld and Christian G. Jefferson each as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign on my behalf any and all documents to be filed as part of or in connection with or in any way related to the registration statements for the registered index-linked annuity contracts, listed below, filed by Athene Annuity and Life Company (“AAIA”) or Athene Annuity & Life Assurance Company of New York (“AANY”), as applicable, with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, including any amendments thereto and all exhibits thereto and other documents and instruments in connection therewith, and to file the same with the SEC as may be necessary or appropriate, and granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney. Contract SEC File Number AAIA Amplify 1.0 File No. 333-264102 AAIA Amplify 2.0 File No. 333-270463 AAIA Amplify 2.0 NF File No. 333-270465 AANY Amplify 2.0 NF File No. 333-284582 AAIA Amplify 3.0 File No. 333-______ AANY Amplify 3.0 File No. 333- Signature: /s/ Michael Downing Name: Michael Downing Title: Co-President, Chief Operating Officer, and Director Date: November 12, 2025

POWER OF ATTORNEY I hereby constitute and appoint Blaine T. Doerrfeld and Christian G. Jefferson each as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign on my behalf any and all documents to be filed as part of or in connection with or in any way related to the registration statements for the registered index-linked annuity contracts, listed below, filed by Athene Annuity and Life Company (“AAIA”) or Athene Annuity & Life Assurance Company of New York (“AANY”), as applicable, with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, including any amendments thereto and all exhibits thereto and other documents and instruments in connection therewith, and to file the same with the SEC as may be necessary or appropriate, and granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney. Contract SEC File Number AAIA Amplify 1.0 File No. 333-264102 AAIA Amplify 2.0 File No. 333-270463 AAIA Amplify 2.0 NF File No. 333-270465 AANY Amplify 2.0 NF File No. 333-284582 AAIA Amplify 3.0 File No. 333-______ AANY Amplify 3.0 File No. 333- Signature: /s/ Randall Epright Name: Randall Epright Title: Executive Vice President, Chief Information Officer, and Director Date: November 12, 2025

POWER OF ATTORNEY I hereby constitute and appoint Blaine T. Doerrfeld and Christian G. Jefferson each as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign on my behalf any and all documents to be filed as part of or in connection with or in any way related to the registration statements for the registered index-linked annuity contracts, listed below, filed by Athene Annuity and Life Company (“AAIA”) or Athene Annuity & Life Assurance Company of New York (“AANY”), as applicable, with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, including any amendments thereto and all exhibits thereto and other documents and instruments in connection therewith, and to file the same with the SEC as may be necessary or appropriate, and granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney. Contract SEC File Number AAIA Amplify 1.0 File No. 333-264102 AAIA Amplify 2.0 File No. 333-270463 AAIA Amplify 2.0 NF File No. 333-270465 AANY Amplify 2.0 NF File No. 333-284582 AAIA Amplify 3.0 File No. 333-______ AANY Amplify 3.0 File No. 333- Signature: /s/ Mitra Hormozi Name: Mitra Hormozi Title: Director Date: November 12, 2025

POWER OF ATTORNEY I hereby constitute and appoint Blaine T. Doerrfeld and Christian G. Jefferson each as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign on my behalf any and all documents to be filed as part of or in connection with or in any way related to the registration statements for the registered index-linked annuity contracts, listed below, filed by Athene Annuity and Life Company (“AAIA”) or Athene Annuity & Life Assurance Company of New York (“AANY”), as applicable, with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, including any amendments thereto and all exhibits thereto and other documents and instruments in connection therewith, and to file the same with the SEC as may be necessary or appropriate, and granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney. Contract SEC File Number AAIA Amplify 1.0 File No. 333-264102 AAIA Amplify 2.0 File No. 333-270463 AAIA Amplify 2.0 NF File No. 333-270465 AANY Amplify 2.0 NF File No. 333-284582 AAIA Amplify 3.0 File No. 333-______ AANY Amplify 3.0 File No. 333- Signature: /s/ Louis-Jacques Tanguy Name: Louis-Jacques Tanguy Title: Director Date: November 12, 2025

POWER OF ATTORNEY I hereby constitute and appoint Blaine T. Doerrfeld and Christian G. Jefferson each as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign on my behalf any and all documents to be filed as part of or in connection with or in any way related to the registration statements for the registered index-linked annuity contracts, listed below, filed by Athene Annuity and Life Company (“AAIA”) or Athene Annuity & Life Assurance Company of New York (“AANY”), as applicable, with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, including any amendments thereto and all exhibits thereto and other documents and instruments in connection therewith, and to file the same with the SEC as may be necessary or appropriate, and granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney. Contract SEC File Number AAIA Amplify 1.0 File No. 333-264102 AAIA Amplify 2.0 File No. 333-270463 AAIA Amplify 2.0 NF File No. 333-270465 AANY Amplify 2.0 NF File No. 333-284582 AAIA Amplify 3.0 File No. 333-______ AANY Amplify 3.0 File No. 333- Signature: /s/ Lawrence J. Ruisi Name: Lawrence J. Ruisi Title: Director Date: November 12, 2025

POWER OF ATTORNEY I hereby constitute and appoint Blaine T. Doerrfeld and Christian G. Jefferson each as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign on my behalf any and all documents to be filed as part of or in connection with or in any way related to the registration statements for the registered index-linked annuity contracts, listed below, filed by Athene Annuity and Life Company (“AAIA”) or Athene Annuity & Life Assurance Company of New York (“AANY”), as applicable, with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, including any amendments thereto and all exhibits thereto and other documents and instruments in connection therewith, and to file the same with the SEC as may be necessary or appropriate, and granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney. Contract SEC File Number AAIA Amplify 1.0 File No. 333-264102 AAIA Amplify 2.0 File No. 333-270463 AAIA Amplify 2.0 NF File No. 333-270465 AANY Amplify 2.0 NF File No. 333-284582 AAIA Amplify 3.0 File No. 333-______ AANY Amplify 3.0 File No. 333- Signature: /s/ Francis P. Sabatini Name: Francis P. Sabatini Title: Director Date: November 12, 2025

POWER OF ATTORNEY I hereby constitute and appoint Blaine T. Doerrfeld and Christian G. Jefferson each as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution for me and in my name, place and stead, in any and all capacities, to sign on my behalf any and all documents to be filed as part of or in connection with or in any way related to the registration statements for the registered index-linked annuity contracts, listed below, filed by Athene Annuity and Life Company (“AAIA”) or Athene Annuity & Life Assurance Company of New York (“AANY”), as applicable, with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, including any amendments thereto and all exhibits thereto and other documents and instruments in connection therewith, and to file the same with the SEC as may be necessary or appropriate, and granting unto said attorney-in-fact and agent full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any substitute thereof, may lawfully do or cause to be done by virtue of this power of attorney. Contract SEC File Number AAIA Amplify 1.0 File No. 333-264102 AAIA Amplify 2.0 File No. 333-270463 AAIA Amplify 2.0 NF File No. 333-270465 AANY Amplify 2.0 NF File No. 333-284582 AAIA Amplify 3.0 File No. 333-______ AANY Amplify 3.0 File No. 333- Signature: /s/ Hope S. Taitz Name: Hope S. Taitz Title: Director Date: November 12, 2025